Terms Of collateral Loan For Casinovations Incorporated

Gaming Venture Corp., U.S.A. (GVC) agrees to deposit S200,000 in a 200 day Certificate of Deposit (CD) with Bank West located at 3500 West Sahara Avenue in Las Vegas, Nevada.

GVC agrees to allow Casinovations Incorporated(Casinovations) to use PVC's CD as collateral for a loan from Bank West.

Bank West has agreed to loan Casinovations up to the full amount of PVC's CD and charge Casinovations an interest rate which is the rate of the CD plus 2%.
Terms Between GVC and Casinovations
GVC agrees not to redeem the CD prematurely within the 200 day period.

Casinovations agrees to pay GVC a payment equal to 8.5% of the total amount of the CD when Casinovations pays off the principal of the loan to Bank West. The payment will be 8.5% of the principal of $200,000 or a total of $17,O00, not the total of the CD after interest has accrued. If Casinovations cannot pay off the loan balance after the 200 day period, half of the $17,000 payment must paid to GVC. GVC will then have the option of renewing the CD and allowing Casinovations to continue with the loan or convert the principal balance of the loan into Casinovations common stock with registration rights. If GVC elects to renew the CD, the same terms from the first 200 day period will go into effect including a full 8.5% of the principal being due when the loan is repaid. The $8,500 which is due after the first 200 day period will not be deducted from the 9.5% due when the, loan is repaid if the CD is rolled over for another 200 day period.

In the event that Casinovations defaults on the loan to Bank West, Casinovations agrees to repay the amount of the CD in either Casinovations stock with registration rights or in a payment plan based on either additional financing or their revenue stream. GVC, will make the decision on which option to take. If the repayment is in Casinovations stock. the amount of shares will be decided by the average closing price of Casinovations stock the 5 days prior to the default if Casinovations has achieved status as a publicly traded company.

Casinovations agrees to utilize a portion of the proceeds from the exercise of warrants or other financing activities to either pay down the principal of the outstanding loan or pay GVC directly against the CD. Casinovations agrees to pay ten cents (.10) of every dollar raised by warrant conversion or other financing to pay down the balance of the loan or pay GVC directly. Casinovations agrees to use their best efforts to utilize a portion of their revenue stream to pay off parts of the principal balance during this 200 day period.

Casinovations and GVC agree to allow for amendments to the terms of this loan over the life of the loan if both sides agree to new terms through negotiation.

The signature below by both parties indicates acceptance of these terms.



Alan Woinski
Gaming Venture Corp., U.S.A.

Date





Steven Blad
Casinovations Incorporated

Date:

PROMISSORY NOTE

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or teem.

Borrower:                    TIN: Lender:
CASINOVATIONS INCORPORATED   BankWest of Nevada
91-1696010)                  Main Office
3909 S. MARYLAND PARKWAY     3600 W. Sahara Avenue
STE 311,                     Las Vegas, NV 89102
LAS VEGAS, NV 89119

Principal Amount: $197,500.00
Interest Rate: 7.200%
Date of Note: July 17, 1997-

PROMISE TO PAY. CASINOVATIONS INCORPORATED ("Borrower") promises to pay to BankWest of Nevada ("Lender"), or order, In lawful money of the United States of America, the principal amount of One Hundred Ninety Seven Thousand Five Hundred & 00/100 Dollars ($197,500.00) or so much as may be outstanding, together with Interest at the rate of 7.200% per annum on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan In one payment of all outstanding principal plus all accrued unpaid Interest on February 1, 1998. In addition, Borrower will pay regular monthly payments of accrued unpaid Interest beginning August 17, 1997, and all subsequent Interest payments are due on the same day of each month after that. Interest on this Note Is computed on a 365/365 simple interest basis; that is, by applying the ratio of the annual interest rate over the number of days in a year, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate In writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest. then to principal, and any remaining amount to any unpaid collection costs and late charges.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid Interest. Rather, they will reduce the principal balance due.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment or $10.00, whichever Is greater.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower falls to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (9) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This Includes a garnishment of any of Borrower's accounts with Lender. (g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

If any default, other than a default in payment, Is curable and it Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen (15) days; or

(b) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the interest rate an this Note 5.000 percentage points. The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there Is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender In the State of Nevada. If there Is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Clark County, the State of Nevada (initial Here

This Note shall be governed by and construed In accordance with the laws of the State of Nevada.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $15.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays Is later dishonored.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, convoys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), Including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

LINE OF CREDIT. This Note evidences a straight fine of credit. Once the total amount of principal has been advanced, Borrower is not entitled to further loan advances. Advances under this Note may be requested orally by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: JAY L. KING, CHIEF FINANCIAL. OFFICER. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note If:
(a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has With Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; or (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender.-.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated In writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral, and take any other action deemed necessary by Lender without the consent of or notice to anyone- All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification Is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE
PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.


Borrower:

CASINOVATIONS INCORPORATED


By:  /s/ Jay L. King
       ------------------------------------------------
        Jay L. King, Chief Financial Officer

BUSINESS LOAN AGREEMENT


Borrower:                      (TIN:  Lender:
CASINOVATIONS  INCORPORATED    Bankwest of Nevada
  91-1696010)                  Main Office
3909 S. MARYLAND PARKWAY       3500 W. Sahara Avenue
 STE 311                       LAS VEGAS, NV 89102
Las Vegas, NV 89119


THIS BUSINESS LOAN AGREEMENT between CASINOVATIONS INCORPORATED ("Borrower") and BankWest of Nevada ("Lender") Is made and executed on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans and other financial accommodations, Including those which may be described on any exhibit or schedule attached to this Agreement. All such loans and financial accommodations, together with all future loans and financial accommodations from Lender to Borrower, are referred to In this Agreement Individually as the "Loan" and collectively as the "Loans." Borrower understands and agrees that: (a) in granting, renewing, or extending any Loan, Lender Is relying upon Borrower's representations, warranties, and agreements, as set forth In this Agreement; (b) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (c) all such Loans shall be and shall remain subject to the following terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of July 17, 1997, and shall continue thereafter until all Indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

Agreement. The word 'Agreement' means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time. together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

Borrower.  The word 'Borrower' means CASINOVATIONS INCORPORATED.
The word 'Borrower' also includes, as applicable, all subsidiaries and affiliates of Borrower as provided below in the paragraph titled "Subsidiaries and Affiliates.'

CERCLA.  The word 'CERCLA' means the Comprehensive Environmental
Response, Compensation, and Liability Act of 1980, as amended.

Collateral. The word 'Collateral' means and includes without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment. pledge, chattel mortgage, chattel trust, factor's lien, equipment trust. conditional sale, trust receipt. lien, charge, lion or title retention contract, lease or consignment intended as a security device. or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

ERISA.  The word 'ERISA" means the Employee Retirement Income
Security Act of 1974, as amended.

Event of Default. The words 'Event of Default' mean and include without limitation any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT."

Grantor. The word "Grantor' means and includes without limitation each and all of the persons or entities granting a Security
Interest in any Collateral for the Indebtedness. including without limitation all Borrowers granting such a Security Interest.

Guarantor. The word 'Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with any Indebtedness.

Indebtedness. The word 'Indebtedness' means and includes without limitation all Loans, together with all other obligations, debts and liabilities of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower, or any one or more of them; whether now or hereafter existing, voluntary or involuntary. due or not due, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be obligated as a guarantor, surety, or otherwise; whether recovery upon such Indebtedness may be or hereafter may become barred by any statute of limitations; and whether such Indebtedness may be or hereafter may become otherwise unenforceable.

Lender. The word 'Lender" means BankWest of Nevada, its successors and assigns.

Loan. The word "Loan" or 'Loans" means and includes without limitation any and all commercial loans and financial accommodations from Lender to Borrower, whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

Note.  The word "Note" means and includes without limitation
Borrower's promissory note or notes, if any, evidencing Borrower's Loan obligations In favor of Lender, as well as any substitute, replacement or refinancing note or notes therefor.

Permitted Liens. The words 'Permitted Liens' mean: (a) liens and security Interests securing Indebtedness owed by Borrower to Lender; (b) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (c) liens of materialmen. mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (d) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled 'Indebtedness and Liens'; (e) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (f) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

Related Documents. The words 'Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

Security Agreement. The words 'Security Agreement mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

Security Interest. The words 'Security Interest' mean and include without limitation any type of collateral security, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien Interest whatsoever, whether created by law, contact, or otherwise,

SARA.  The word 'SARA' means the Superfund Amendments and
Reauthorization Act of 1986 as now or hereafter amended.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Loan Advance and each subsequent Loan Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

Loan Documents. Borrower shall provide to Lender in form satisfactory to Lender the following documents for the Loan: (a) the Note, (b Security Agreements granting to Lender security interests in the Collateral, (c) Financing Statements perfecting Lender's Security Interests; (d evidence of Insurance as required below; and (e) any other documents required under this Agreement or by Lender or its counsel, including without limitation any guaranties described below.

Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents, and such other authorizations and other documents and Instruments as Lender or its counsel, in their sole discretion, may require.

Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable a specified in this Agreement or any Related Document.

Representations and Warranties. The representations and warranties set forth In this Agreement, in the Related Documents, and in an document or certificate delivered to Lender under this Agreement are true and correct.

No Event of Default. There shall not exist at the time of any advance a condition which would constitute an Event of Default under this Agreement.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of Loan proceeds, as of the date of any renewal, extension, or modification of any Loan, and at all times any indebtedness exists:


Organization. Borrower is a corporation which is duly organized, validly existing. and in good standing under the laws of the State of Washington and is validly existing and in good standing in all states In which Borrower is doing business. Borrower has the full power and authority to own its properties and to transact the businesses in which It is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which; the failure to so quality would have a material adverse effect on its businesses or financial condition.

Authorization. The execution, delivery, and performance of this Agreement and all Related Documents by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other Instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

Financial Information. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed In such financial statements.

Legal Effect. This Agreement constitutes, and any instrument or agreement required thereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as ,,cc y Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years.

Hazardous Substances. The terms 'hazardous waste,' 'hazardous substance." 'disposal,' 'release,' and 'threatened release," as used in this Agreement, shall have the same meanings as set forth in the "CERCLA,' 'SARA " the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, at seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (a) During the period of Borrower's ownership of the properties, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under. about or from any of the properties. (b) Borrower has no knowledge of, or reason to believe that there has been (I) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance on, under, about or from the properties by any prior owners or occupants of any of the properties, or (11) any actual or threatened litigation or claims of any kind by any person relating to such matters. (c) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the properties shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on. under, about or from any of the properties; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above. Borrower authorizes Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the properties for hazardous waste and hazardous substances. Borrower hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages. penalties, and expenses which Lender may direct y or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Borrower's ownership or Interest in the properties, whether or not the same was or should have been known to Borrower. The provisions of this section of the Agreement, including the obligation to indemnity. shall Survive the payment of the Indebtedness and the termination or expiration of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the properties, whether by foreclosure or otherwise.

Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened. and no other event has occurred -which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, If any, that have been disclosed to and acknowledged by Lender in writing.

Taxes. To the best of Borrower's knowledge, all tax returns and reports of Borrower that are or were required to be flied, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

Binding Effect. This Agreement, the Note, all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note and all of the Related Documents are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance With their respective terms.

Commercial purposes. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

Employee Benefit Plans. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (1) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (II) Borrower has not withdrawn from any such plan or initiated steps to do so, (III) no steps have been taken to terminate any such plan, and (iv) there are no unfunded liabilities other than those previously disclosed to Lender in writing.

Location of Borrower's Offices and Records- Borrower's place of business, or Borrower's Chief executive office, if Borrower has more than one place of business, is located at 3W9 S- MARYLAND PARKWAY, STE 31 1, LAS VEGAS. NV 89119. Unless Borrower has designated otherwise in writing this location is also the office or offices where Borrower keeps its records concerning the Collateral.

Information- All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with third, Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by aiming to state any material fact necessary to make such information not misleading.

Survival of Representations and Warranties. Borrower understands and agrees that Lender, without independent investigation, Is relying upon the above representations and warranties in extending Loan Advances to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement Shall be terminated in the manner provided above, whichever is the last to occur-

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

Litigation. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

Financial Records. Maintain its book, and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

Additional Information. Furnish such additional information and statements, lists of assets and liabilities, aging of receivable and payable, inventory schedules, budgets, forecasts. tax returns, and other reports with respect to Borrower's financial condition and business operations as

Lender may request from time to time-

Insurance. Maintain fire and other risk Insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be canceled or diminished without at least ten (10) days- prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in ,y way by any act, omission or default of Borrower or any other person. in connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

Insurance Reports. Furnish to Lender. upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including -without limitation the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy;
(d) the properties insured; (e) the then current property values on the basis f which insurance has been obtained, and the manner of

Borrower will have an Independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral . The cost of such appraisal shall be paid by Borrower.
Guaranties. Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, executed by the guarantor named below, on Lender's forms, and in the amount and under the conditions spelled out In those guaranties.

Guarantor
Amount

JAY L. KING
$197,500.00
Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing. between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

Loan Proceeds. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.
Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

Performance. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents In a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting Its properties, charters, businesses and operations, Including without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books. accounts, and records and to make copies and memoranda of Borrower's book. accounts, and records- If Borrower now or at any time hereafter maintains any records (including without limitation computer generated record and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it ma) request, all at Borrower's expense.

Compliance Certificate. Unless waived in writing by Lender, provide Lender at least annually and at the time of each disbursement of Loan proceeds with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of this date of the certificate, no Event of Default exists under this Agreement.

Environmental Compliance and Reports. Borrower shall comply in all respects with all environmental protection federal, state and local laws statutes, regulations and ordinances; not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and In compliance with the conditions of a permit issued by the appropriate federal state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of an notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intention. or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, Instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loan and to perfect all Security Interests.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

Indebtedness and Liens. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by the Agreement, create, incur or assume Indebtedness for borrowed money, including capital leases. (b) except as allowed as a Permitted Lien, se transfer, mortgage, assign, pledge, lease, grant a security Interest in, or encumber any of Borrower's assets, or
(c) sell with recourse any of Borrower's accounts, except to Lender.

Continuity of Operations. (a) Engage in any business activities substantially different than those in which Borrower Is presently engaged, (I cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change ownership, change its name, dissolve or transmit or sell Collateral out of the ordinary course of business, (c) pay any dividends an Borrower's stock (other than dividends payable in its stock provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result fro the payment of dividends, if Borrower Is a 'Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986. as amended), Borrow may pay cash dividends on its stock to its shareholders from time to time in a mounts necessary to enable the shareholders to pay income taxi and make estimated Income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholder of a Subchapter S Corporation because of their ownership of shares of stock of Borrower, or (d) purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

Loans, Acquisitions and Guaranties. (a) Loan, invest In or advance money or assets, (b) purchase, create or acquire any interest in any other enterprise or entity, or (c) incur any obligation as surety or guarantor other than In the ordinary course of business.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if: (a) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (b) Borrower any Guarantor becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (d) a Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges. all transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open In the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Default on Indebtedness. Failure of Borrower to make any payment when due on the Loans.

Other Defaults. Failure of Borrower or any Grantor to comply with or to perform when due any other term, obligation, covenant or condition contained In this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under t Agreement or the Related Documents is false or misleading in any material respect at the time made or furnished, or becomes false or misleading at any time thereafter.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and affect (including failure of any Security Agreement to create a valid and perfected Security Interest) at any time and for any reason.

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings.   Commencement of foreclosure
or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the
Indebtedness, or by any governmental agency.   This includes a
garnishment. attachment, or levy on or of any of Borrower's deposit
accounts with Lender.   However, this Event of Default shall not
apply if there is a good faith dispute by Borrower or Grantor, as the case may be, as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding, and if the Borrower or Grantor gives Lender written notice of the creditor or forfeiture proceeding and furnishes reserves or a surety bond for the creditor or forfeiture proceeding satisfactory to Lender.

Events Affecting Guarantor. Any of the preceding events occurs with respect to an Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the, validity of, or liability under, any guaranty of the Indebtedness, Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of this common stock of Borrower.

Adverse Change. A material adverse change Occurs in Borrowers financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is Impaired.

Right to Cure. It any default, other than a Default on Indebtedness, is curable and if Borrower or Grantor, as the case may be, has not been given a notice of a similar default within the preceding twelve (12) months, it may be cured (and no Event of Default will have occurred) if Borrower or Grantor, as the case may be, after receiving written notice from Len days; or (b) if the cure requires more than fifteen (15) days, immediately sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or

Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement the Related ant immediately will immediately will become due terminate (including any obligation to make Loan Advances or disbursements), and, at Lender's option, all Indebtedness described in the 'Insolvency' and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law. in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Applicable Law. This Agreement has been delivered to Lender and accepted by Lender In the State of Nevada. If there Is a lawsuit, a upon Lender's request to submit to the jurisdiction of the courts of Clark County, the State of Nevada (Initial Here
This Agreement shall be governed by and construed In accordance with the laws of the State

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Multiple Parties; Corporate Authority. All obligations of Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower- This means that each of the persons signing below is responsible for all obligations in this Agreement.

Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters- Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of Such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loans irrespective of the failure or insolvency of any holder of any interest in the Loans. Borrower further agrees that the purchaser of any such participation interests may enforce Its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

Costs and Expenses, Borrower agrees to pay upon demand all of Lender's expenses, including without limitation attorneys' fees, incurred In connection with the preparation, execution, enforcement, modification and collection of this Agreement or in connection with the Loans made pursuant to this Agreement, Lender May pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law-

Notices. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail. first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties. specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes. Borrower will keep Lender informed at all times of Borrower's current addressees).

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. if feasible, any such offending provision shall be deemed to be modified to be Within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable-

Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including Without limitation any representation, warranty or covenant. the word -Borrower' as used herein shall include all subsidiaries and affiliates of Borrower. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any subsidiary or affiliate of Borrower.

Successors and Assigns. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any Interest therein, without the prior written consent of Lender. 00 Survival. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by

Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents. regardless of any investigation made by Lender or on Lender's behalf.

Time is of the Essence. Time is of the essence in the performance of this Agreement-

Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by

Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by
Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's, otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrow r or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor a,- to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required. and in all cases such consent may be granted or withhold in the sole discretion of Lender-

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS
BUSINESS LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS.  THIS
AGREEMENT IS DATED AS OF JULY 17,1997.

BORROWER:

CASINOVATIONS INCORPORATED

By:
JAY L. KING, CHIEF FINANCIAL OFFICER

LENDER:

BankWest of Nevada

By:
Authorized Officer

CORPORATE RESOLUTION TO GRANT COLLATERAL



References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower:                       (TIN:  Lender:

CASINOVATIONS  INCORPORATED     BankWest of Nevada
91-1696010)                     Main Office
3909 S. MARYLAND PARKWAY        3500 W. Sahara Avenue
STE 311  LAS VEGAS, NV 89119    Las Vegas, NV 891 02

Grantor:
GAMING VENTURE CORP., U.S.A.
177 MAIN STREET, SUITE 312
FORT LEE, NJ 07024

1, the undersigned Secretary or Assistant Secretary of GAMING VENTURE CORP., U.S.A. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Nevada with its principal office at 177 MAIN STREET, SUITE 312, FORT LEE, NJ 07024.

1 FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duty called and held on at which a quorum was present and voting, or by other duly authorized corporate action In lieu of a meeting, the following resolutions were adopted:

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

  NAME                           POSITION              ACTUAL
SIGNATURE

  .....
  ALAN R. WOINSKI         PRESIDENT                      14

acting for and on behalf of the Corporation and as its act and deed be, and he or she hereby is, authorized and empowered-

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to BankWest of Nevada ("Lender-), as security for the payment of any loans, any promissory notes, or any other or further indebtedness of CASINOVATIONS INCORPORATED to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, Including without limitation all real property and all personal property (tangible or intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or In lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered. The provisions of these Resolutions authorizing or relating to the pledge, mortgage, transfer, endorsement, hypothecation, granting of a security interest in, or In any way encumbering, the assets of the Corporation shall include, without limitation, doing so in order to lend collateral security for the indebtedness. now or hereafter existing, and of any nature whatsoever, of CASINOVATIONS INCORPORATED to Lender.
The Corporation has considered the value to itself of lending collateral In support of such indebtedness, and the Corporation represents to Lender that the Corporation is benefited by doing so.

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be submitted by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written Instruments, any chattel paper, or any other collateral, of any kind or nature, which he or she may in his or her discretion deem reasonably necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

Further Acts. To do and perform such other acts and things and to execute and deliver such other documents and agreements as he or she may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that the Corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change In the assumed business name(s) of the Corporation, (c) change in the management of the Corporation., (d) change In the authorized signer(s), (a) conversion of the Corporation to a new or different type of business entity, or (f) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take effect until after Lender has been notified.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of his or her revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officer, employee, or agent named above Is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite the name; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN TESTIMONY WHEREOF, I have hereunto set my hand on July 17,1997 and attest that the signatures set opposite the names listed above are their genuine signatures.


CERTIFIED TO AND ATTESTED BY:

x

CORPORATE RESOLUTION TO BORROW

Borrower:                              (TIN: Lender:
CASINOVATIONS INCORPORATED              BankWest of Nevada
91-1696010)                             Main Office
3909 S. MARYLAND PARKWAY, STE 311       38OO W. Sahara Avenue LAS
VEGAS, NV 89119                         Las Vegas, NV 89102


I, the undersigned Secretary or Assistant Secretary of CASINOVATIONS INCORPORATED (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Washington as a corporation for profit, with its principal office at 3909 S. MARYLAND PARKWAY, STE 311, LAS VEGAS, NV 89119, and Is duly authorized to transact business in the State of Nevada.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation. duly called and held on , at which a quorum was present and voting, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

  NAMES  POSITIONS  ACTUAL SIGNATURES

  RANDY SINES  SECRETARY  X.....

 .................
 ......... .....
  JAY L. KING  CHIEF FINANCIAL OFFICER  x

acting for and on behalf of the Corporation and as its act and deed be, and they hereby are, authorized and empowered:

Borrow Money. To borrow from time to time from BankWast of Nevada (Lender), on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of credit accommodations of the Corporation, on Lender's forms, at such rates of Interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation, Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered.

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be submitted by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which they may in their discretion deem reasonably necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions. The following person or persons currently are authorized to request advances and authorize payments under the line of credit until Lender receives written notice of revocation of their authority:
JAY L. KING, CHIEF FINANCIAL OFFICER.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments In effect at the time notice Is given.

BE IT FURTHER RESOLVED, that the Corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the management of the Corporation,, (d) change in the authorized signer(s), (a) conversion of the Corporation to a new or different type of business entity, or (f) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take effect until after Lender has been notified.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are In full force and effect and have not been modified or revoked In any manner whatsoever. The Corporation has no corporate seal, and therefore, no seal is affixed to this certificate.

IN TESTIMONY WHEREOF, I have hereunto set my hand on July 17,1997 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED TO AND ATTESTED BY:

x


 ............ . .
 . ...............................................
 ...........




NOTE: In case the Secretary or other certifying officer Is designated by The

EXHIBIT "A"

PROMISSORY NOTE

Up to $500,000.00 Spokane, Washington September   , 1996


1. Promise to PAY. FOR VALUE RECEIVED, the undersigned, CASINOVATIONS INCORPORATED, a Washington Corporation ("Borrower"), promises to pay to the order of RICHARD S, HUSON ("Lender"), at 121 S.W. Morrison, Suite 1400, Portland, Oregon 97204, or at such other place as Lender may from time to time designate in writing, the principal sum of up to Five Hundred Thousand and No/100 Dollars ($500,000.00), together with all interest thereon and other sums herein referred to. The &W principal balance of this Note shall be determined by adding thereto additional amounts borrowed by Lender, which amount when added to the initial principal balance shall accrue as stated below from date borrowed and reduced by principal and interest payments made thereon.

2. Interest and Payment Terms. The unpaid principal hereof shall bear interest from the date of this Note until default and after default at the rate of mine and one-half percent (9-5%) per annum.

This Note shall be due and payable, without demand, on December 31, 1997 except Note principal and interest due may be converted to stock in Borrower per Agreement of even date. Furthermore, Borrower agrees to pay 35% of cash proceeds received from equity financing of Borrower as payment on Note within five (5) days of receipt of cash proceeds by Borrower.

3. Calculation of Interest and Application of Proceeds. Interest shall be calculated on a 365 or 366-day year, as applicable, based on actual days elapsed. Each installment hereunder shall be first applied to the payment of costs and expenses for which Borrower is liable hereunder, next to the payment of accrued interest, and lastly to the reduction of principal. This Note shall continue to bear interest at the Note rate (or at the Default Rate, as hereinafter defined, if and so long as any default exists hereunder) until and including the date of collection, and all payments hereunder shall be calculated by and shall be payable in the lawful money of the United States which shall be legal tender for public and private debts at the @e of payment.

4. Prepayment. Borrower shall have the right at any time to prepay the whole or any part of this Note without prepayment premium or fee.

S. Default Rate. If and so long as any default @s under this Note the interest rate on this Note. and on any judgment obtained for the collection of this Note, shall be nine and one-half percent 9,5% per annum (the
"Default Rate").

6. Borrower's Right to Cure. Upon an event of default, except as otherwise provided below, Lender shall not accelerate this debt, make any payments for which Borrower is primarily liable. or foreclose upon or attach any assets of Borrower unless it first gives Borrower written notice of such default at Borrower's address and in the manner described for notices described herein below and unless such default is not fully cured within the following periods:

(a) ten (10) days after such notice is given in the event of any failure to make a monetary payment,

(b) fifteen (I 5) days after such notice is given in the event of non monetary defaults not subject to other provisions of this Section, provided (I) within five (5) days after such notice is given Borrower commences its cure and submits to Lender in writing its plan to cure- and (ii) the cure is continuously pursued by Borrower with due diligence. If in Lender's sole judgment such default is not reasonably capable of being cured within fifteen
(15) days, Borrower shall have such additional time as is reasonably necessary to complete the cure, but in no event more than thirty (3O) days after the notice of default is given.

7. usury. Borrower hereby represents that this loan is for commercial use and not for personal family or household purposes. It is the specific intent of the Borrower and Lender that this Note bear a lawful rate of interest, and if any court of competent jurisdiction should determine that the rate herein provided for exceeds that which is statutory pertained for the type of transaction evidenced hereby, the 'interest rate shall be reduced to the highest rate permitted by applicable law, with any excess interest theretofore collected being applied against principal or, if such principal has been fully repaid, returned to Borrower on demand.

8. Construction. This Note shall be governed by and construed in accordance with the laws of the State of Washington, and all sums referred to herein shall be calculated by reference to and payable in the lawful currency of the United States.

9. Addresses for Notices: Etc. All notices, requests. demands, directions and other communications required under this Note shall be in writing (including telegraphic communication) and mailed by United States mail or facsimiled or delivered by overnight courier or by hand to the applicable party at the addresses indicated below:

if to Borrower:

Casinovations Incorporated
Suite 107
2718 East 57th

Spokane, Washington 99223

if to Lender.-

RICHARD S HUSON
121 S W. Morrison, Suite 1400
Portland, Oregon 97204

or, as to any party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 9. All such notices, requests, demands, directions and other communication so mailed or telecopied or delivered shall be effective when received if sent by mail, when delivered if delivered by courier or by hand, or when transmitted if sent by facsimile.

10.. Counterparts. This Note may be executed in one or more counterparts, all of which shall together constitute one instrument.

11. counter Provisions Agreement. This Note is in conjunction with that certain Agreement of even date by and between Richard S. Huson ("Lender") and Casinovations Incorporated ("Borrower") and Randy D. Sines and Cheryl L. Forte ("Grantors").

BORROWER:
CASINOVATIONS INCORPORATED


By.
Randy Sines, President

EXHIBIT "B"

REPLACEMENT PROMISSORY NOTE
$300,000.00
Spokane, Washington
        1996
--------


I. promise to Pay. FOR VALUE RECEIVED, [he undersigned, CASINOVATIONS INCORPORATED. a Washington corporation ("Borrower"), does hereby promise to pay to the order of Richard S. HUSON ("Lender"), at 121 S.W. ,Morrison, Suite 1400, Portland, Oregon 97204, or at such other place as Lender may from time to time designate in writing, the principal amount of Three Hundred Thousand and No Dollars ($300,000), together with all interest thereon and other sums herein referred to.

2. Interest and payment Terms. The unpaid principal hereof shall bear interest from January 15, 1996, until default at the rate of
nine and one-half percent (9.5'7o) per annum.    This note shall be
due and payable, without demand, on July 15, 1996.

3. Calculation-of Interest and Application of Payments. Interest shall be calculated on a 365 or 366-day year, as applicable, based on actual days elapsed. Each installment hereunder shall be first applied to the payment of costs and expenses for which Borrower is liable hereunder, next to the payment of accrued interest, and lastly to the reduction of principal. This Note shall continue to bear interest at the Note rate (or at the Default Rate, as hereinafter defined, if and so long as any default exists hereunder) until and including the date of collection, and all payments hereunder shall be calculated by and shall be payable in the lawful money of the United States which shall be legal tender for public and private debts at the time of payment.

4. Prepayment. Borrower shall have the right at any time to prepay the whole or any part of @ Note without prepayment premium or fee.

5.     Default Rate      If and so long as any default exists under
this Note or any of the security granted to secure this Note, the interest rate on this note. and on any judgment obtained for the collection of this Note, shall be increased from the date the default is declared to a rate (the 'Default Rate') equal to five percent (5 %) per annum in excess of the Note rate. Borrower acknowledges that the imposition of the Default Rate will result in the then effective interest rate in this Note being increased from
9.5 % per annum to 14.5 % per annum.

6. Costs of Collection. Borrower promises to pay all costs. expenses and attorneys' fees incurred by Lender in the exercise of any remedy (with or without litigation) in any proceeding for the collection of the debt, in any foreclosure of the Partnership Pledge and Security Agreement or the realization upon any other security securing this Note, in protecting or sustaining the lien or priority of said Partnership Pledge and security Agreement or said other security, or in any litigation or controversy arising from or connected with this Note or the Partnership Pledge and Security Agreement, including any bankruptcy. receivership, injunction or other proceeding, or any appeal from or petition for review of any of the foregoing, in which Lender prevails. If a judgment is obtained thereon which includes an award of attorneys' fees, such attorneys' fees, costs and expenses shall be in such amount as the court shall deem reasonable. All collection costs, expenses and attorneys' fees are payable on demand, shall bear interest at the Default Rate from the date of demand to and including the date of payment to Lender, and shall be fully secured by the Partnership Pledge and Security Agreement and other security granted in connection with this Note.

7. Collateral.   This Note is secured by a Partnership Pledge and
Security Agreement relating to certain partnership units owned by Randy D. Sines and Cheryl L. Forte ("Grantors") in Borrower. The Partnership Pledge and Security Agreement, the Funding Agreement among Grantors, Borrower, Lender and Sines Forte Partnership pursuant to which this Note is executed, and all other documents executed in connection with this Note are collectively referred to hereinafter as the "Related Documents."

S.  Defaults: Acceleration.  Time is of the essence of this Note.
The occurrence of any of the following shall, without notice, demand or opportunity to cure, constitute an event of default under this Note and each of the Related Documents:

(I) Failure of Borrower to make any payment required to be paid by Borrower under this Note or the Related Documents in strict accordance with the terms thereof;

(ii) Failure of Borrower to perform any other covenant, agreement or other obligation contained in this Note or the Related
Documents;

(iii) Any warranty, representation, or statement made or furnished to Lender by or on behalf of Borrower proving to be or having been false in any material respect when made or furnished;

(iv)  The occurrence of any event of default under the Related
Documents;

(v) If any assignment by Borrower or any partner of Borrower, or any of them. for the benefit of creditors shall be made; or

(vi) If Borrower or any partners of Borrower shall voluntarily file a petition under the Federal Bankruptcy Act, as such Act may from time to t' e be a mended, or under any similar or successor Federal seizure relating to bankruptcy, insolvency arrangements or reorganizations, or under any state bankruptcy or insolvency act, or file an answer in an involuntary proceeding admitting insolvency or inability to pay debts, or if Borrower or any partners of Borrower shall fail to obtain a vacation or stay of involuntary proceedings brought for the reorganization, dissolution or liquidation of Borrower or any partners of Borrower, or if Borrower or any partners of Borrower shall be adjudged a bankrupt, or upon dissolution, business failure or discontinuance of Borrower or any partners of Borrower as a going business (except for labor disputes), or if a trustee or receiver shall be appointed for borrower or any partners of Borrower, or Borrower's or any partners of Borrower's property, or if the partnership 'interests of Borrower shall become subject Lo the jurisdiction of a Federal bankruptcy court, or similar state court, or if Borrower or any partners of Borrower shall make an assignment for the benefit of creditors, or if there is an attachment, execution or other judicial seizure of any portion of Borrower's or any partners of Borrower's assets and such seizure is not discharged within ten
(10) days;

then, upon the occurrence of any such event of default, after expiration of any applicable notice and cure period, the entire principal sum, with accrued interest thereon due under this Note, shall, at the option of Lender, become due and payable forthwith, without further notice. No failure to exercise such option shall be deemed a waiver on the part of Lender of any right accruing thereafter

9. Borrower's Right to Cure. Upon an event of default. except as otherwise provided below, Lender shall not accelerate this debt, make any payments for which Borrower is primarily liable, or foreclose upon or attach any assets of Borrower unless it first gives Borrower written notice of such default at Borrower's address and in the manner described for notices described in Section 16 below and unless such default is not fully Cured within the following periods:

  (i) three (3) days after such notice is given in the event Of failure to make a monetary payment;

  (ii) fifteen (15) days after such notice is given in the event of nonmonetary defaults not subject to other provisions of this Section, provided (1) within five

(5) days after such notice is Given, Borrower commences its cure and submits to Lender in writing its plan to cure; and (ii) the cure is continuously pursued by Borrower with due diligence. If in Lender's sole judgment such default is not reasonably capable of being cured within fifteen (15) days, Borrower shall have such additional time as is reasonably necessary .10 complete the cure, but in no event more than thirty (30) days after the notice of default IS given; or sixty (60) days after the filing of any involuntary petition in bankruptcy against or for the appointment Of a receiver for Borrower (except for petitions filed by Lender), with the dismissal of such petitions by the court within such period being deemed to cure such default.

Notwithstanding the above provisions, the notice and cure periods provided for in this Section shall not apply in the following circumstances

(a) any default of the type described in subsection 8(c), if but only if, as a result of such default, Lender reasonably determines that the value of all or a substantial portion of the pledged Collateral (as described in the Partnership Pledge and Security Agreement), or Lender's security interest in that Pledged Collateral, is materially impaired; or

(b) if Grantors transfer or encumber all or any portion of their interest in the Pledged Collateral (as defined in the Partnership Pledge and Security Agreement) without obtaining any required consent of Lender or as expressly permitted by this Note or the Partnership Pledge and Security Agreement; or

(C) in any circumstance when a delay effecting a cure is, in the reasonable judgment of Lender, likely co result in any Pledged
Collateral being damaged, becoming uninsured or rendered unavailable to Lender or the value thereof being materially and adversely affected, or Lender's ability to recover its outstanding balance from Borrower being materially affected; or

(d) any default of the same type or nature which occurs more than twice; or

(e) any filing of a voluntary petition in bankruptcy by Borrower, or any partner in Borrower, or for the appointment of a receiver or trustee of all or a portion of Borrower's property; or

(f) any assignment for the benefit of Creditors, fraudulent conveyance, or other plan or action instituted by Borrower or any partner in Borrower in an attempt to avoid the satisfaction of any lawful indebtedness unless said other document expressly provides otherwise. Where additional notice or cure periods are provided in this or any other such documents or are required by any other contract or by law, said periods and [hose contained in this section shall run concurrently. Nothing in this section shall be construed as extending, the term of this Note or the date upon which a default occurs, and no decision to forego any remedy for any given default shall be deemed a waiver on the part of Lender of any right relating to any other default. No failure to alive any notice of any default shall constitute a waiver of such default or any remedy which may be available in connection therewith. This section shall be strictly construed, and shall not impair the exercise of any remedy not immediately referred to above upon default, including, without limitation, the seeking of any mandatory or prohibitive injunction or restraining order or appointment of receiver.

10. Usury. Borrower hereby represents that this loan is for commercial use and not for personal, family or household purposes. It is the specific intent of the Borrower and Lender that this Note bear a lawful rate of interest. and if any court of competent jurisdiction should determine that the rate herein provided for exceeds that which is statutorily permitted for the type of transaction evidenced hereby, the interest rate shall be reduced to the highest rate permitted by applicable law, with any excess interest theretofore collected being applied against principal or, if such principal has been fully repaid, returned to Borrower on demand.

11. Renewals. Borrower, and all others who may become liable for all or any part of this obligation, consent to any number of renewals or extensions of the time of payment hereof and to the release of all or any part of the security for the payment hereof. Any such renewals, extensions or releases may be made without notice to any of said parties and without affecting their liability.

12. Multiple Parties. If Borrower is composed of more than one person or entity, each of such persons shall be jointly and severally liable for the indebtedness evidenced hereby. A default on the part of any one person or entity comprising Borrower or any guarantor of this Note shall be deemed a default on the part of Borrower hereunder. Any married person comprising Borrower pledges his or her marital community properties in satisfaction hereof.

I3.   Waiver. Borrower hereby waives presentment, demand of
payment, notice of dishonor, protest, and notice of nonpayment, and any and all other notices ' and demands whatsoever. No covenant, condition, right or remedy in this Note may be waived or modified orally. by course Of conduct or previous acceptance or otherwise unless such waiver, or modification is specifically agreed to in writing executed by the Lender.

14. Construction. This Note shall be governed by and construed in accordance with the laws of the State of Oregon, and all sums "referred to herein shall be calculated by reference to and payable in the lawful currency of the United States. This Note and all Related Documents executed in connection with this Note have been reviewed and negotiated by Borrower, under and any guarantors at arms' length with the benefit of or opportunity 10 seek the assistance of legal counsel and shall not be construed against either party. The titles and captions in this Note are inserted for convenience only and in no way define, limit, extend, or modify the scope or intent of this Note. In any case where Lender is permitted to act in its "sole discretion," 'sole opinion or the like, Lender shall be entitled to exercise unfettered discretion and may act without application of principles of law, if any, requiring ,good faith or fair dealing or reasonableness 'in exercising Lender's options.

15. Partial Invalidity If any section or provision of this Note is declared invalid or unenforceable by any court of competent jurisdiction, said determination shall not affect the validity or enforceability of the remaining terms hereof. No such determination in one jurisdiction shall affect any provision of this Note to the extent it is otherwise enforceable under the laws of any other applicable jurisdiction.

16.   Addresses for Notices.   All notices, requests. demands,
directions and other communications required under this Note shall be in writing (including telegraphic communication) and mailed by United States mail or facsimiled or delivered by overnight courier or by hand to the applicable parry at the addresses indicated below:

if to Borrower:


CASINOVATIONS INCORPORATED

2718 E 57th Avenue, #107
Spokane, WA 99223

if to Lender:

Richard S. Huson

121 S.W. Morrison, Suite 1400
Portland, Oregon 97204

or, as to any parry, at such ocher address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section

16. All such notices, requests, demands, directions and other communications so mailed or telecopied or delivered shall be effective when received if sent by mail, when delivered if delivered by courier or by hand, or when guaranteed if sent by facsimile.

17. Replacement of Prior Note. This Note is being executed and delivered by Borrower to evidence Borrower's assumption of the obligations of Sharps International Limited Partnership under that certain Promissory Note dated as Of January 15, 1996 (the 'Sharps Note'). By acceptance, this Note, Lender agrees to destroy the Sharps Note.

18. Counterparts. This Note may be executed in one or more counterparts, all of which shall together constitute one instrument-

BORROWER:

CASINOVATIONS INCORPORATED,
a Washington Corporation


By:
Title: